Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events
NOTE 15 – SUBSEQUENT EVENTS
In connection with the preparation of the consolidated annual financial statements for the year ended December 31, 2021, management has evaluated events through March 30, 2022 which is the date the financial statements were issued, to determine whether any events required recognition or disclosure in the consolidated financial statements. The following subsequent events were identified through the date of these consolidated financial statements:
On February 4, 2022, Fast Radius consummated the Business Combination. The aggregate merger consideration issued by ENNV (such company, following the Business Combination, the “
Combined Company
”) was $750.0 million. In connection with the Closing:

•	Each issued and outstanding share of Fast Radius capital stock was converted into and exchanged for 65,000,000 shares of the Combined Company’s Common Stock.

•
Outstanding principal on the mandatorily redeemable Fast Radius convertible notes were converted into 989,539 shares of Fast Radius Common Stock (2,034,513 shares of the Combined Company’s Common Stock).

•	1,267,948 warrants were exercised and converted into 1,089,378 shares of the Combined Company’s Common Stock.

•	803,227 RSUs and 25,306 options vested upon the closing of the Business Combination. Compensation expense associated with these awards will be recognized in the first quarter of 2022.

•	$3.6 million in transaction bonuses to certain founders and employees of the Company upon consummation of the Business Combination became due.
Upon the completion of the Business Combination, Lou Rassey, Chief Executive Officer, was granted a restricted stock unit award (“Closing RSU Award”) under the Plan. The Closing RSU Award will be in respect to the number of shares of Combined Company Common Stock equal to 5% of the sum of: (i) the total number of shares of Combined Company Common Stock as determined on a fully diluted basis as of the Closing, plus (ii) total number of Earn Out Shares. The Closing RSU Award is eligible to vest in installments contingent upon Mr. Rassey’s continued employment as Chief Executive Officer through the date of attainment of each of the Combined Company common stock share price performance goals. The aggregate estimated grant date fair value of the closing RSU award will be determined using a Monte Carlo Simulation model during the first quarter of 2022.
On February 4, 2022, the 2021 SVB Loan was amended to extend the maturity date from the Closing to April 3, 2023 and required payment of $2.0 million of the $20.0 million outstanding principal balance upon consummation of the Business Combination. This amendment also added the original $0.8 million fee due at the SPAC closing to the amended loan’s outstanding principal balance, deferring its repayment until maturity. In exchange for the extension of the loan, Fast Radius will pay an additional fee of $2.1 million due at maturity. The Company will make six interest-only payments beginning March 1, 2022 and will begin paying $2.4 million in principal beginning September 1, 2022. The interest rate on the term loan is the prime rate + 6.0%.

In conjunction with the close of the Business Combination, the Company paid approximately $9.4 million to Palantir related to services provided under the agreement as of the Closing. Please refer to Note 11 for further details.
The Company is not aware of any additional subsequent events, other than those described above, that would require recognition or disclosure in the consolidated financial statements.